UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2017

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On November 6, 2017, Full House Resorts, Inc. (the "Company") issued a press release providing an update on the Company's planned expansion at Bronco Billy's. A copy of the press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, none of such information shall be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referenced in any such filings.

Cautionary Statement Regarding Forward-looking Statements
This Current Report on Form 8-K may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the planned expansion of Bronco Billy's and its related amenities. These forward-looking statements are based upon Full House's current expectations and projections about future events and generally relate to Full House's plans, objectives and expectations for Full House's business. Although Full House's management believes that the plans, objectives and expectations expressed in these forward-looking statements are reasonable, the outcome of such plans, objectives and expectations involve risks and uncertainties including, without limitation, regulatory and governmental approvals, the ability to obtain financing upon reasonable terms, the increase in Full House's indebtedness if financing is obtained, construction risks, competition and general macroeconomic conditions. Additional information concerning potential factors that could affect Full House's financial condition and results of operations is included in the reports that Full House files with the Securities and Exchange Commission, including, but not limited to, its Form 10-K for the most recently ended fiscal year, Forms 10-Q and other periodic filings. The Company is under no obligation to (and expressly disclaims any such obligation to) update or revise its forward-looking statements as a result of new information, future events or otherwise.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release of the Company dated November 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: November 6, 2017	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated November 6, 2017